SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED DECEMBER 29, 2006

TO PROSPECTUS DATED MAY 1, 2006
FOR SUN LIFE FINANICAL MASTERS ACCESS

ISSUED BY SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This changes contained in this supplement will be effective on or about March 5, 2007.

The following new investment options will be added to the above-captioned prospectus. As a result, the list of the available investment options appearing on the cover page of the prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Large-Cap Value Equity Funds	Conservation Allocation Funds
MFS/ Sun Life International Value - S Class	Franklin Income Securities Fund - Class 2
Van Kampen LIT Comstock Fund - Class II	Oppenheimer Balanced Fund/VA - Service Shares
Large-Cap Blend Equity Funds	Moderate Allocation Funds
MFS/ Sun Life Core Equity - S Class	Fidelity VIP Balanced Portfolio - Service Class 2
SCSM Davis Venture Value Fund - S Class	Mid-Cap Growth Equity Funds
Large-Cap Growth Equity Funds	Fidelity VIP Mid Cap Portfolio - Service Class 2
Columbia Marsico 21st Century Fund, Variable Series -	Small-Cap Blend Equity Funds
Class B	SCSM Oppenheimer Main Street Small Cap Fund
Columbia Marsico Growth Fund, Variable Series -	- S Class
Class B	High-Quality Intermediate-Term Bond Funds
Columbia Marsico International Opportunities	MFS/ Sun Life Bond - S Class
Fund, Variable Series - Class B	Medium-Quality Intermediate-Term Bond Funds
MFS/ Sun Life International Growth - S Class	Franklin Strategic Income Securities Fund - Class 2
Mid-Cap Blend Equity Funds
First Eagle VFT Overseas Variable Series

Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Fidelity® Management & Research Company advises the Fidelity VIP Portfolios (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers for all Fidelity VIP Portfolios). Franklin® Advisers, Inc. advises the Franklin Funds. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. OppenheimerFunds, Inc. advises the Oppenheimer Fund. Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.). Van Kampen Asset Management advises the Van Kampen LIT Fund.

The sections entitled "FEES AND EXPENSES" and "EXAMPLE" in the prospectus are hereby deleted in their entirety and replaced with the following disclosure:

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):	0% - 3.5%[1]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 30[2]

Variable Account Annual Expenses (as a percentage of net Variable Account assets)3

Mortality and Expense Risks Charge:	1.35%
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without any optional benefits):	1.70%

Charges for Optional Benefit Features

Maximum Annual Charge for an Optional Death Benefit Rider (MAV) (as a percentage of Account Value):	0.20%[4]

Total Variable Account Annual Expenses with Maximum Charges for an Optional Death Benefit Rider (as a percentage of Account Value):	1.90%[5]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses (as a percentage of average daily Fund net assets)	Minimum	Maximum
(expenses that are deducted from Fund assets, include management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[6]	0.60%	3.04%

[1]
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[2]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[3]	All of the Variable Account Annual Expenses are assessed as a percentage of average daily net Variable Account assets.

[4]	The optional death benefit rider is defined under "Death Benefit." This rider is available only if you are younger than age 80 on the Open Date.

[5]
This chart shows your insurance charges before you annuitize your Contract. As explained in "Amount of Annuity Payments," after you annuitize your Contract, the sum of your insurance charges will never be greater than 1.60% of average daily net Variable Account assets, regardless of your age on the Open Date.

[6]
The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.59% and 1.78%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for an optional death benefit. If this optional death benefit was not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$504	$1,511	$2,517	$5,030

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$504	$1,511	$2,517	$5,030

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$504	$1,511	$2,517	$5,030

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

Under the heading "CONTRACT CHARGES," the section called "Mortality and Expense Risk Charge" is deleted and replaced with the following disclosure:

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.35%. If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (The credit is paid out of our general account and is the result of cost savings realized on larger-sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.